Exhibit 99.1

CONTACTS:
Tim Perrott	Danny Jovic
Investor Relations	Media Relations
561-438-4629	561-438-1594
Tim.Perrott@officedepot.com	Danny.Jovic@officedepot.com

Office Depot, Inc. Adopts Limited Duration Shareholder Rights Plan

Boca Raton, FL, May 6, 2020 – Office Depot, Inc. (“Office Depot” or the “Company”) (NASDAQ: ODP), a leading provider of business services and supplies, products and technology solutions, today announced that its Board of Directors has adopted a limited duration shareholder rights plan (the “Rights Plan”) and declared a dividend of one right (“Right”) for each outstanding share of Company common stock as of the record date. The record date for such dividend is May 21, 2020. The Rights Plan expires, without any further action being required to be taken by the Office Depot Board of Directors, on May 4, 2021.

In adopting the Rights Plan, Office Depot’s Board of Directors has taken note of the substantial increase in market volatility and uncertainty as a result of the COVID-19 pandemic, as well as its impact on the Company’s stock price. Given the current unprecedented environment caused by the pandemic, as well as the importance of maintaining focus on the Company’s operations, safeguarding the welfare of its employees and serving its customers, the Board of Directors believes adopting the Rights Plan is in the best interests of the Company and its shareholders and will contribute to the preservation of the Company’s long-term value for its shareholders. The Rights Plan is similar to plans adopted by other public companies, and is intended to promote the fair and equal treatment of all Office Depot shareholders and to allow shareholders to realize the long-term value of their investment in Office Depot by guarding against opportunistic efforts to capitalize on recent macroeconomic conditions, including open market accumulations or other tactics, aimed at gaining control of the Company without paying an appropriate control premium to deliver sufficient value for all Company shareholders. The Rights Plan will not prevent a takeover of the Company on terms that the Board determines are favorable and fair to all shareholders. It is designed to position the Board of Directors to fulfill its fiduciary duties on behalf of all shareholders by ensuring that the Board has sufficient time to make informed judgments about any takeover attempts and to encourage anyone seeking to gain a controlling interest in Office Depot to negotiate prior to attempting a takeover. The Rights Plan does not deter the Board of Directors from considering any offer that is fair to and otherwise in the best interest of shareholders. The Rights Plan applies equally to all current and future shareholders. The Rights Plan has not been adopted in response to any specific takeover bid or other proposal to acquire control of the Company.

Under the Rights Plan, the Rights will become exercisable if a person or group acquires the beneficial ownership of 10% (or 20% for certain passive investors) or more of the Company’s outstanding common stock (including in the form of synthetic ownership through derivative positions). In the event that the Rights become exercisable, each Right will entitle its holder to purchase, at the Right’s exercise price, a number of shares of common stock having a market value of twice the Right’s exercise price. Rights held by the triggering person will become void and will not be exercisable to purchase shares at such exercise price. The Board of Directors may, rather than permitting the exercise of the Rights, exchange each Right (other than Rights held by the triggering person) for one share of common stock, subject to adjustment as provided in the Rights Plan. The Board of Directors will, prior to the Rights becoming exercisable, in general be entitled to amend the Rights Plan or to redeem the Rights for $0.001 per Right.

This announcement is a summary only and is qualified by reference to the full text of the Rights Plan. Additional details will be contained in a Current Report on Form 8-K and a Registration Statement on Form 8-A to be filed by the Company with the U.S. Securities and Exchange Commission.

About Office Depot, Inc.

Office Depot, Inc. (NASDAQ:ODP) is a leading provider of business services and supplies, products and technology solutions to small, medium and enterprise businesses, through a fully integrated B2B distribution platform of approximately 1,300 stores, online presence, and dedicated sales professionals and technicians. Through its banner brands Office Depot®, OfficeMax®, CompuCom® and Grand&Toy®, as well as others, the Company offers its customers the tools and resources they need to focus on their passion of starting, growing and running their business. For more information, visit news.officedepot.com and follow @officedepot on Facebook, Twitter and Instagram.

Office Depot is a trademark of The Office Club, Inc. OfficeMax is a trademark of OMX, Inc. CompuCom is a trademark of CompuCom Systems, Inc. Grand & Toy is a trademark of Grand & Toy, LLC in Canada. ©2020 Office Depot, Inc. All rights reserved. Any other product or company names mentioned herein are the trademarks of their respective owners.

FORWARD LOOKING STATEMENTS

This communication may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements or disclosures may discuss goals, intentions and expectations as to future trends, plans, events, results of operations, cash flow or financial condition, the potential impacts on our business due to the unknown severity and duration of the COVID-19 outbreak, or state other information relating to, among other things, Office Depot, based on current beliefs and assumptions made by, and information currently available to, management. Forward-looking statements generally will be accompanied by words such as “anticipate,” “believe,” “plan,” “could,” “estimate,” “expect,” “forecast,” “guidance,” “outlook,” “intend,” “may,” “possible,” “potential,” “predict,” “project,” “propose” or other similar words, phrases or expressions, or other variations of such words. These forward-looking statements are subject to various risks and uncertainties, many of which are outside of Office Depot’s control. There can be no assurances that Office Depot will realize these expectations or that these beliefs will prove correct, and therefore investors and stakeholders should not place undue reliance on such statements.

Factors that could cause actual results to differ materially from those in the forward-looking statements include, among other things, highly competitive office products market and failure to differentiate Office Depot from other office supply resellers or respond to decline in general office supplies sales or to shifting consumer demands; competitive pressures on Office Depot’s sales and pricing; the risk that Office Depot is unable to transform the business into a service-

driven company or that such a strategy will not result in the benefits anticipated; the risk that Office Depot may not be able to realize the anticipated benefits of acquisitions due to unforeseen liabilities, future capital expenditures, expenses, indebtedness and the unanticipated loss of key customers or the inability to achieve expected revenues, synergies, cost savings or financial performance; the risk that Office Depot is unable to successfully maintain a relevant omni-channel experience for its customers; the risk that Office Depot is unable to execute the Business Acceleration Program successfully or that such program will not result in the benefits anticipated; failure to effectively manage Office Depot real estate portfolio; loss of business with government entities, purchasing consortiums, and sole- or limited- source distribution arrangements; failure to attract and retain qualified personnel, including employees in stores, service centers, distribution centers, field and corporate offices and executive management, and the inability to keep supply of skills and resources in balance with customer demand; failure to execute effective advertising efforts and maintain the Office Depot reputation and brand at a high level; disruptions in Office Depot computer systems, including delivery of technology services; breach of Office Depot information technology systems affecting reputation, business partner and customer relationships and operations and resulting in high costs; unanticipated downturns in business relationships with customers or terms with the suppliers, third-party vendors and business partners; disruption of global sourcing activities, evolving foreign trade policy (including tariffs imposed on certain foreign made goods); exclusive Office Depot branded products are subject to additional product, supply chain and legal risks; product safety and quality concerns of manufacturers’ branded products and services and Office Depot private branded products; covenants in the credit facility; a downgrade in Office Depot credit ratings or a general disruption in the credit markets; incurrence of significant impairment charges; retained responsibility for liabilities of acquired companies; fluctuation in quarterly operating results due to seasonality of Office Depot business; changes in tax laws in jurisdictions where Office Depot operates; increases in wage and benefit costs and changes in labor regulations; changes in the regulatory environment, legal compliance risks and violations of the U.S. Foreign Corrupt Practices Act and other worldwide anti-bribery laws; volatility in Office Depot common stock price; changes in or the elimination of the payment of cash dividends on Office Depot common stock; macroeconomic conditions such as future declines in business or consumer spending; increases in fuel and other commodity prices and the cost of material, energy and other production costs, or unexpected costs that cannot be recouped in product pricing; unexpected claims, charges, litigation, dispute resolutions or settlement expenses; catastrophic events, including the impact of weather events on Office Depot’s business; the discouragement of lawsuits by shareholders against Office Depot and its directors and officers as a result of the exclusive forum selection of the Court of Chancery, the federal district court for the District of Delaware or other Delaware state courts by Office Depot as the sole and exclusive forum for such lawsuits; and the impact of the COVID-19 pandemic on our business, including on the demand for our and our customers’ products and services, on trade and transport restrictions and generally on our ability to effectively manage the impacts of the COVID-19 pandemic on our business operations. The foregoing list of factors is not exhaustive. Investors and shareholders should carefully consider the foregoing factors and the other risks and uncertainties described in Office Depot’s Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q, and Current Reports on Form 8-K filed with the U.S. Securities and Exchange Commission. Office Depot does not assume any obligation to update or revise any forward-looking statements.